SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         21,360,891.78    2.995000%     2,066,258.53     53,313.23    2,119,571.76       0.00       0.00
                        A2         52,906,521.72    4.879000%     5,117,696.07    215,109.10    5,332,805.17       0.00       0.00
                        A3         11,636,331.76    4.879000%     1,125,592.98     47,311.39    1,172,904.36       0.00       0.00
                        A4            314,180.96    4.879000%        30,391.01      1,277.41       31,668.42       0.00       0.00
                        AP            243,758.33    0.000000%           467.81          0.00          467.81       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.02            0.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,289,452.80    4.412231%       200,115.91     15,771.71      215,887.63       0.00       0.00
                        B2          1,887,143.08    4.412231%        88,040.92      6,938.76       94,979.68       0.00       0.00
                        B3          1,372,576.86    4.412231%        64,034.85      5,046.77       69,081.62       0.00       0.00
                        B4            514,566.22    4.412231%        24,006.07      1,891.99       25,898.05       0.00       0.00
                        B5            515,166.64    4.412231%        24,034.08      1,894.20       25,928.27       0.00       0.00
                        B6            686,334.49    4.412231%        32,019.57      2,523.56       34,543.13       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -         95,726,924.64     -            8,772,657.80    351,078.13    9,123,735.93     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         19,294,633.25              0.00
                                A2         47,788,825.65              0.00
                                A3         10,510,738.78              0.00
                                A4            283,789.95              0.00
                                AP            243,290.51              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,089,336.89              0.00
                                B2          1,799,102.16              0.00
                                B3          1,308,542.01              0.00
                                B4            490,560.15              0.00
                                B5            491,132.57              0.00
                                B6            654,314.91              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         86,954,266.84     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     21,360,891.78     2.995000% 06050HVJ4    15.007906      0.387231    140.143184
                           A2     52,906,521.72     4.879000% 06050HVK1    15.007906      0.630818    140.143184
                           A3     11,636,331.76     4.879000% 06050HVL9    15.007906      0.630818    140.143184
                           A4        314,180.96     4.879000% 06050HVM7    15.007906      0.630818    140.143184
                           AP        243,758.33     0.000000% 06050HVN5     1.305757      0.000000    679.070519
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      0.247191      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,289,452.80     4.412231% 06050HVQ8    28.011746      2.207687    572.415578
                           B2      1,887,143.08     4.412231% 06050HVR6    28.011746      2.207687    572.415578
                           B3      1,372,576.86     4.412231% 06050HVS4    28.011746      2.207687    572.415578
                           B4        514,566.22     4.412231% 06050HVT2    28.011746      2.207687    572.415578
                           B5        515,166.64     4.412231% 06050HVU9    28.011746      2.207687    572.415578
                           B6        686,334.49     4.412231% 06050HVV7    28.011766      2.207688    572.415991
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -      95,726,924.64       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance        86,954,266.02    86,954,266.02
Loan count                    200              200
Avg loan rate           5.420542%             5.42
Prepay amount        8,635,231.01     8,635,231.01

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        70,693.10        70,693.10
Sub servicer fees            0.00             0.00
Trustee fees               239.32           239.32


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.730868%           100.000000%             86,461,684.54
   -----------------------------------------------------------------------------
   Junior            9.269132%             0.000000%              8,832,988.69
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   388,387.89
60 to 89 days                           0                         0.00
90 or more                              1                   538,334.25
Foreclosure                             0                         0.00

Totals:                                 2                   926,722.14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            9,123,735.93          9,123,735.93
Principal remittance amount            8,772,657.80          8,772,657.80
Interest remittance amount               351,078.13            351,078.13